Exhibit 99.1

UNITED BANKSHARES, INC.

Richard M. Adams Chairman of the Board & Chief Executive Officer Steven E. Wilson Executive Vice President & Chief Financial Officer The Challenge To Be The Best Never Ends www.ubsi-wv.com

Mission The mission of United Bankshares is excellence in service to our shareholders, our employees, our customers, and our communities.

United Bankshares, Inc. $6.7 billion regional bank holding company 90 full-service offices in Virginia, West Virginia, Maryland, Washington, DC and Ohio Two banking subsidiaries: United Bank-WV and United Bank-VA 6th largest bank holding company headquartered in the Fifth Federal Reserve District which includes Maryland, North Carolina, South Carolina, Virginia, most of West Virginia, and Washington DC Since 1982, United has closed 26 mergers

United Bankshares, Inc. Ranked the fourth most efficient of the 65 largest depository institutions in the country based on market capitalization. Ranked in the top 25 financial performers for 2006 in the country by Bank Director Magazine. 22nd based on profitability, capital adequacy, and asset quality - beating out Wells Fargo, PNC, BB&T, Fifth Third, Bank of America, Wachovia and Sun Trust, among others Member of the S&P Small Cap 600 and Russell 2000 Indexes

Office Locations

UNITED BANKSHARES, INC. Acquisition of Premier Community Bankshares, Inc.

Transaction Summary Strategic acquisition of a leading independent community bank in Virginia Adds to United's Metro DC Franchise Strengthens United's existing Virginia presence as the 2nd largest community banking institution in the state, adding 26 Premier branches Extends United's demographic and growth profile Considerable consolidation cost savings opportunities further enhanced by 3 separate Premier subsidiaries

Transaction Summary Transaction Value: Price Per Share: Consideration: Board Composition: Due Diligence: Required Approval: Termination Fee: Anticipated Closing: $200.7 Million $34.00 Cash Stock election; at least 50% stock but not more than 65% stock One seat offered to Premier at Holding Company; Three Premier members to be appointed to United Bank's Board of Directors Completed Premier shareholders and customary regulatory $8 mm Late Q2 2007; Q3 2007

Enhances United's Franchise in Virginia With the acquisition of Premier, the percentage of United's deposits in Virginia and the Greater D.C. area will increase from roughly 45% to nearly 52% Combined with Premier, United Bank - VA will be the 2nd largest community banking institution in Virginia, with assets of approximately $4 billion UBSI PREM WV VA MD DE PA OH Source: SNL Financial; deposit figures as of June 30, 2006

Demographics Builds upon United's Virginia franchise, in an effort to participate further in the meaningful growth and overall favorable demographics of the state Enhances United's position as a leading regional franchise in the Mid-Atlantic, both in terms of branch network and financial performance Source: SNL Financial Deposit data as of June 30, 2006

Enhanced Position as Virginia Market Leader Source: SNL Financial Deposit data as of June 30, 2006

Enhanced Position as Metro D.C. Market Leader Source: SNL Financial Deposit data as of June 30, 2006

Overview Premier Financial Highlights Premier a community bank holding company headquartered in Winchester, VA operating with three subsidiaries Solid performance and operating metrics make Premier one of the most attractive community banking franchises in Virginia Premier Overview Source: SNL Financial

Historical Financial Performance Premier's proven track record of growth and profitability that will complement United's Virginia existing operation 1 For the quarter ended September 30, 2006 Source: SNL Financial

Historical Financial Performance In addition to growth and profitability, PREM has a history of strong credit quality 1 Mean value for publicly-traded commercial banks headquartered in Virginia Source: SNL Financial PREM VA Bank Mean 12/31/2000 0.1 0.31 12/31/2001 0.11 0.31 12/31/2002 0.08 0.34 12/31/2003 0.04 0.34 12/31/2004 0.03 0.24 12/31/2005 0.05 0.2 12/31/2006 0.03 0.34 1 Net Charge-Offs / Average Loans

Efficient Integration History United is an experienced acquirer and integrator of banking franchises 13 transactions completed since 1990 representing more than $700 million in aggregate purchase value 26 transactions completed since 1982 Proven ability to extract cost savings Source: SNL Financial

Pricing Metrics 1 Median multiples for bank transactions greater than $50mm announced since January 1, 2006 Source: SNL Financial Fundamental valuation in-line with precedent transactions in regional and national markets Competitive environment for a premium franchise reflected in the market premium

Financial Impact of Transaction Projections are based on I/B/E/S median estimates for 2007 and 2008 Note: 2007 values have been annualized

Cost Savings Opportunities Represents 30% of PREM's Pre-Tax Operating Expenses

Internal Rate of Return Analysis

UBSI Continues to be a Compelling Investment Ranked 22nd out of 150 largest US bank holding companies based on profitability, capital adequacy and credit quality. Entered the Virginia / Washington, DC market with the 1990 acquisition of Bank First, NA of McLean. An investment of $100,000 in 1990 would have been worth $1.125 million at 12/31/06, including dividend appreciation Management and Board interests are strongly aligned with other shareholders - Insider ownership totals approximately 20% versus 3.4% peer average 2006 represented the 33rd consecutive year of dividend increases for United Shareholders

Enhances existing United footprint in Virginia Adds to United's Metro DC Franchise Achievable cost savings assumptions Opportunity to enhance profitability by bringing United's proven track record of operating efficiency to Premier Ability to leverage existing United infrastructure Accretive to 2008 EPS and beyond Consistent balance of organic and acquired growth while elevating long-term growth rate Summary

Why Own United? Experienced management team with a proven track record High level of insider ownership High-performance bank with a low-risk profile Efficient organization Excellent franchise with strong growth prospect Superior long-term total return to shareholders P/E multiple expansion warranted

Experienced Management Team with Proven Track Record

"United is a well-managed institution that has earned its reputation as one of the top performing regional banks of its size in the country." - Keefe, Bruyette & Woods

Sales Risk Management Expense Control Execution

Thinking Like An Owner % of Ownership by Employees and Directors Approximately 20%

Executive Officers Name Title Age # of Shares Richard Adams Chairman & CEO 60 813,471 Steve Wilson Chief Financial Officer 58 224,179 Jim Hayhurst Chief Credit Officer 60 150,730 Jim Consagra EVP, United-VA 45 77,692 Joe Wilson Chief Retail Officer 58 151,774

High Performance Banking Company with a Low Risk Profile

United is ranked as the 4th
most efficient of the 65
largest banking companies based on market capitalization.

United Bankshares, Inc. Efficiency Ratio 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 100 West 100 North 100 Source: SNL Financial

United Bankshares, Inc. Noninterest Expense/Average Assets 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 100 West 100 North 100 Source: SNL Financial

UBSI Deposit Market Share Market Share Ranking # of Counties Average Market Share # 1 or #2 9 41% #3 or #4 7 14% > # 5 4 5% Established Foundation in West Virginia ..... Growth Opportunities in Virginia. Market Share Ranking # of Counties Average Market Share # 1 or #2 0 0% #3 or #4 1 13% > # 5 8 2%

The Northern Virginia/ Washington, DC area represents the greatest amount of acquirable deposits for UBSI. 2x the level of UBSI's next five largest markets combined. The foundation for United's growth via acquisition is likely to be in Northern Virginia/Washington, DC 41.1% Northern Virginia/ Washington, DC Wheeling 8.4% Charleston 9.3% Parkersburg 11.5% Huntington 4.7% No MSA 23.3% Weirton 1.7%

Dividend Overview 33 Consecutive Years of Dividend Increases 1974 - 2006

UNITED BANKSHARES, INC. 15 Year Total Return Analysis 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 UBSI 100 154.97 211.56 201.79 256.51 301.74 450.88 514.09 478.98 444.36 624.91 649.96 721.68 909.69 866.01 977.58 S&P 500 100 107.61 118.41 119.97 165 202.85 270.51 347.81 420.99 382.67 337.22 262.73 338.04 374.78 393.17 455.21 S&P Banking Index 100 123.22 136.27 131.47 202.46 273.67 405.38 451.66 470.22 590.89 538 459.24 601.64 667.08 710.42 846.89

United's Return to Shareholders $1,000,000 invested in UBSI in 1990 would be worth approximately $11,000,000 as of December 31, 2006; over 1000% cumulative growth.

Where Do We Want To Go?

Target M&A opportunities in Maryland, Ohio, Virginia, D.C. and West Virginia Return on Tangible Equity over 20% Implement High Performance Sales and Service Program

How Do We Get There?

We Have A Balanced Strategy For Growing Net Income and Shareholder Value! Sales and Service Expense Control Risk Management Capital Management Mergers & Acquisitions

Why Own United? Experienced management team with a proven track record High level of insider ownership High-performance bank with a low-risk profile Efficient organization Excellent franchise with strong growth prospect Superior long-term total return to shareholders

THE CHALLENGE TO BE THE BEST NEVER ENDS

This presentation may contain forward-looking statements about United Bankshares, Inc., which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of United including statements preceded by, followed by or that include the words "believes," "expects," "anticipates" or similar expressions. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in interest rate environment reduce interest margins; (3) prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which United does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the businesses in which United is engaged; (6) changes in the securities markets. Further information on other factors, which could affect the financial results of United, are included in United's filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission's website at www.sec.gov and/or from United.